UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported) April 4, 2005 (March 31, 2005)

                            MDU RESOURCES GROUP, INC.
             (Exact name of registrant as specified in its charter)

         Delaware                     1-3480                    41-0423660
  (State of Incorporation)          (Commission                (IRS Employer
                                    File Number)             Identification No.)

                               Schuchart Building
                             918 East Divide Avenue
                                  P.O. Box 5650
                        Bismarck, North Dakota 58506-5650
                    (Address of Principal Executive Offices)
                                   (Zip Code)

        Registrant's telephone number, including area code (701) 222-7900


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 5.02  DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
           APPOINTMENT OF PRINCIPAL OFFICERS

     On March 31, 2005 the board of directors of MDU Resources Group, Inc. (the "Company") appointed Terry D. Hildestad as president and chief operating officer of the Company, effective May 1, 2005, as more fully described in the press release issued by the Company on April 4, 2005, which is attached as Exhibit 99 and is incorporated by reference herein.

     Consistent with its arrangements with other Company executives, in November 1998 the Company entered into a Change of Control Employment Agreement with Mr. Hildestad that provides certain protections to its executives in the event there is a change of control of the Company. Specifically, the agreement provides for a three-year employment period from the date of the change of control, during which the executive is entitled to receive specified salary and bonus payments and to participate in various benefit plans. The agreement also provides for specified severance payments and benefits in the event the executive's employment is terminated during the employment period (or, if connected to the change in control, prior thereto) in certain circumstances. For further information on the terms of these agreements with Mr. Hildestad and other Company executives, reference is made to the information under the heading "Change of Control and Severance Agreements" on page 24 of the Company's March 11, 2005 proxy statement and to Mr. Hildestad's agreement filed as Exhibit 10(d) to the Company's Quarterly Report on Form 10-Q for the Quarter Ended September 30, 2002.

ITEM 9.01.  FINANCIAL STATEMENT AND EXHIBITS.

     (c) Exhibits

     99 Press Release issued April 4, 2005, regarding the appointment of Terry
D. Hildestad as president and chief operating officer of the Company.


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  April 4, 2005



                                       MDU RESOURCES GROUP, INC.


                                       By:   /s/ Vernon A. Raile
                                          -----------------------------------
                                            Vernon A. Raile
                                            Senior Vice President
                                            and Chief Accounting Officer



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                                  EXHIBIT INDEX

Exhibit Number                         Description of Exhibit
--------------                         ----------------------

99 Press Release issued April 4, 2005, regarding the appointment of Terry D. Hildestad as president and chief operating officer of the Company.